UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2008

Immediatek, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-26073	86-0881193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Walton Dallas, Texas	75226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 744-8801

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 1, 2008, the following persons became employees of Immediatek, Inc., or the Company:

•	Darin Divinia, who currently serves as a director and the president and chief executive officer of the Company and its subsidiaries, and

•	Steve Watkins, who currently serves as secretary of IMKI Ventures, Inc., a wholly-owned subsidiary of the Company.

Mr. Divinia’s services as president and chief executive officer of the Company and DiscLive, Inc., a wholly-owned subsidiary of the Company, were previously included, and compensated for, under that certain Management Services Agreement by and among the Company, DiscLive, Inc. and Radical Incubation LP. Accordingly, the Company did not directly compensate Mr. Divinia for those services. Messrs. Divinia and Watkins previously provided certain additional services to the Company pursuant to that certain Services Agreement between the Company and Radical Incubation LP, which agreement terminated by its own terms on December 31, 2007 (See the more detailed discussion below regarding the Management Services Agreement and the Services Agreement).

Mr. Divinia will continue to serve as a director and the president and chief executive officer of the Company and its subsidiaries. The Company verbally agreed to compensate Mr. Divinia $225,000 per year. Mr. Watkins will be a senior developer for the Company and will continue to serve as secretary of IMKI Ventures, Inc. The Company verbally agreed to compensate Mr. Watkins $110,000 per year. Each of Messrs. Divinia and Watkins will receive benefits and perquisites on the same terms and conditions as available to all employees of the Company and its subsidiaries.

Mr. Divinia currently serves, and since July 2006 has served, as a director of the Company and DiscLive, Inc., a wholly-owned subsidiary of the Company. Mr. Divinia also currently serves, and since July 2007 has served, as president and chief executive officer of the Company and DiscLive, Inc. Further, Mr. Divinia currently serves, and since August 2007 has served, as a director and the president and chief executive officer of IMKI Ventures, Inc., a wholly-owned subsidiary of the Company. From January 2006 until December 2007, Mr. Divinia served as Director of Technical Services of Radical Incubation LP. Radical Incubation LP is an affiliate of Radical Holdings LP, which, as of January 1, 2008, is the sole stockholder of the Series A Convertible Preferred Stock of the Company and the owner of 229,083 shares of Company common stock. From January 2004 to January 2006, Mr. Divinia served as Director of Network Strategy at Yahoo, Inc. In that position he was responsible for setting the strategic vision for Yahoo’s next generation network infrastructure. Prior to January 2004, Mr. Divinia served as Director of Network Engineering at Yahoo, Inc. and was responsible for all engineering and operational aspects of the global Yahoo! IP network.

Mr. Watkins currently serves, and since August 2007 has served, as secretary of IMKI Ventures, Inc., a wholly-owned subsidiary of the Company. From January 2007 until December 2007, Mr. Watkins was a senior developer for Radical Incubation LP. Radical Incubation LP is an affiliate of Radical Holdings LP, which, as of January 1, 2008, is the sole stockholder of the Series A Convertible Preferred Stock of the Company and the owner of 229,083 shares of Company common stock. Prior to that, Mr. Watkins served as Director of Custom Promotions at Yahoo, Inc., where he built large scale, front page promotions and assisted in the development of the Cosmos Video platform.

On February 23, 2007, but effective as of January 1, 2007, the Company and DiscLive, Inc. entered into a Management Services Agreement with Radical Incubation LP. Pursuant to the Management Services Agreement, personnel of Radical Incubation LP, including Mr. Divinia, provide certain management services to the Company and DiscLive, Inc. These services are provided to the Company and DiscLive, Inc. at an aggregate cost of $3,500 per month; however, the Company and DiscLive, Inc. are not required to pay these fees and expenses and, accordingly, the Company accounts for these costs of services as a deemed contribution to the Company by Radical Holdings LP. For the year ended December 31, 2007, the Company recorded a deemed contribution to the Company by Radical Holdings LP, which related to this agreement, of $42,000. This agreement continues in effect until the earlier of December 31, 2009 and the date on which Radical Holdings LP, its successors or their respective affiliates cease to beneficially own, directly or indirectly, at least 20% of the then outstanding voting power of the Company. This agreement may be terminated, however, upon 30 days’ prior written notice by Radical Incubation LP for any reason or by the Company for gross negligence. Additionally, under this agreement, the Company and DiscLive, Inc. agreed to indemnify and hold harmless Radical Incubation LP for its performance of these services, except for gross negligence and willful misconduct. Further, Radical Incubation LP’s maximum aggregate liability for damages under this agreement is limited to the amounts deemed contributed to the Company by virtue of the agreement during the twelve months prior to that cause of action.

On September 1, 2007, the Company and Radical Incubation LP entered into the Services Agreement, which was subsequently amended on November 30, 2007. Pursuant to the Services Agreement, personnel of Radical Incubation LP, including Messrs. Divinia and Watkins, assisted the Company in developing, servicing, improving and operating the assets the Company acquired from Radical Holdings LP on August 31, 2007, which now comprise the e-commerce product called Radical Buy. The fees paid to Radical Incubation LP under this agreement were based upon the product of the cost of such personnel to Radical Incubation LP and the percentage of working time that such personnel expended on providing such services to the Company under the agreement. For services rendered under this agreement during the year ended December 31, 2007, the Company paid, or will pay, Radical Incubation LP an aggregate of $121,723 of fees. The Services Agreement, as amended, terminated by its own terms on December 31, 2007.

Radical Incubation LP is an affiliate of Radical Holdings LP, which, as of January 1, 2008, is the sole stockholder of the Series A Convertible Preferred Stock of the Company and the owner of 229,083 shares of Company common stock.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-B and Instruction B.2 to this form.

Exhibit
Number	Description of Exhibit
10.25	Summary of verbal arrangement for compensation for Darin Divinia.
10.26	Summary of verbal arrangement for compensation for Steve Watkins.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immediatek, Inc.,
a Nevada corporation

Date: January 4, 2008

By: /s/ DARIN DIVINIA
Name: Darin Divinia
Title: President

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
10.25	Summary of verbal arrangement for compensation for Darin Divinia.
10.26	Summary of verbal arrangement for compensation for Steve Watkins.

Index to Exhibits